UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2005

Hot Topic, Inc.

(Exact name of registrant as specified in its charter)

California	0-28784	77-0198182
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18305 E. San Jose Avenue City of Industry, California	91748
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (626) 839-4681

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

Attached hereto as Exhibit 99.1 and incorporated herein by reference is a copy of a press release that Hot Topic, Inc. issued on November 2, 2005 reporting, among other things, its sales for the third quarter of fiscal 2005 (quarter ended October 29, 2005).

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(c)	Appointment of Principal Officers.

On November 2, 2005, Hot Topic, Inc. announced that effective immediately Gerald Cook, 52, has assumed the responsibilities of the new position of President, Hot Topic, Inc. Mr. Cook was previously serving as President, Hot Topic since September 2003. From February 2001 to September 2003, he was Chief Operating Officer. From February 1999 until joining Hot Topic, Inc., he was the President and Chief Operating Officer of Travel 2000, Inc. Subsequent to his departing Travel 2000, Inc., that company filed for chapter 11 bankruptcy in March 2001. From 1995 to April 1998, Mr. Cook was Senior Vice President, Operations for The Bombay Company, Inc. and from 1989 to 1995, Mr. Cook was the Vice President, Stores and the Vice President, General Merchandising Manager of Woman’s World Stores. Prior to 1989, he held management positions with Barnes & Noble/B Dalton, The Gap Stores and the Limited, Inc. Mr. Cook holds a B.S. degree in Business Administration from the University of Minnesota.

Hot Topic, Inc. entered into an employment agreement with Mr. Cook on January 12, 2001 which has not been altered due to Mr. Cook’s new position. The employment agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits.

10.1	Employment Offer Letter dated January 12, 2001, between Hot Topic, Inc. and Gerald Cook (Filed as an exhibit to Registrant’s Annual Report on Form 10-K for the year ended February 3, 2001 and incorporated herein by reference).

99.1	Press Release of Hot Topic, Inc., dated November 2, 2005.

The information in Item 2.02 of this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOT TOPIC, INC.

By:	/s/ JAMES MCGINTY
James McGinty
Chief Financial Officer

Date: November 2, 2005

INDEX TO EXHIBITS

10.1	Employment Offer Letter dated January 12, 2001, between Hot Topic, Inc. and Gerald Cook (Filed as an exhibit to Registrant’s Annual Report on Form 10-K for the year ended February 3, 2001 and incorporated herein by reference).

99.1	Press Release of Hot Topic, Inc., dated November 2, 2005.